COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 10:-          COMMITMENTS AND CONTINGENT LIABILITIES

Litigations:

a.
The Company is the defendant in various lawsuits, including employment-related litigation claims, construction claims and other legal proceedings in the normal course of its business. Litigation and governmental proceedings can be expensive, lengthy and disruptive to normal business operations, and can require extensive management attention and resources, regardless of their merit. While the Company intends to defend the aforementioned matters vigorously, it believes that a loss in excess of its accrued liability with respect to these claims is not probable.

b.
Following audits of the Company’s 2016 through 2020 corporate tax returns, the Israeli Tax Authority (the “ITA”) issued in January 2023 orders for the years 2016 through 2019 challenging our positions on several issues, including matters such as our position to claim a tax credit made for foreign taxes withheld on income payments that was due to us outside of Israel, taxation of interest earned outside of Israel by a wholly-owned Singapore subsidiary which the ITA is seeking to tax in Israel and deductibility of expenses attributed to employee stock options. The ITA orders also contest our positions on various other issues. The ITA therefore demanded the payment of additional taxes in the aggregate amount of NIS 517 million (approximately $141 million), not including an amount of NIS 459 million (approximately $126 million) related to expenses that will be deductible in future years, with respect of these four tax years (these amounts include interest and indexation). The Company believes it has good arguments against these orders and on November 29, 2023, filed a Notice of Appeal to the District Court of Tel Aviv against these orders. Both parties filed their arguments to the court and a preliminary hearing was held on January 23, 2025 at which the arguments were addressed. The Court requested the parties to negotiate a settlement, and update the court by April 22, 2025 on the outcome.

In addition, the ITA has issued tax assessment for the 2020 tax year in which it demanded the payment of additional taxes in the aggregate amount of NIS 89 million (approximately $24 million), not including an amount of NIS 101 million (approximately $28 million) related to expenses that will be deductible in future years, with respect to this year (these amounts include interest and indexation). On December 31, 2023 the Company submitted a tax appeal against the 2020 tax assessment to the ITA. There is no assurance that the ITA will accept the Company’s positions on the matters raised and, if it does not, the ITA may also issue an order with respect to the 2020 tax year.